Exhibit 10.9

English translation for reference purpose only

VALUATION AGREEMENT

This is made on May 6, 2005 in Ningjin County, Hebei Province, by and among the following Parties:

PARTY A: HEBEI JINGLONG INDUSTRY AND COMMERCE GROUP CO., LTD.

Legal Address: Jinglong Street, Ningjin County

Legal Representative: Mr. Jin Baofang

PARTY B: AUSTRALIA PV SCIENCE & ENGINEERING CO.

Legal Address: No. 49, Chamsler Square, Matwale City, New South Wales, Australia

Authorized Representative: Dai Ximing

PARTY C: AUSTRALIA SOLAR ENERGY DEVELOPMENT PTY LTD.

Legal Address: Suite11, 7/F Nationals Plaza, No. 250 Peter Street, Sydney, New South Wales, Australia

Authorized Representative: Yang Huaijin

WHEREAS,

Party A, B and C intent to jointly invest in and establish the sino-foreign joint venture Ningjin Jinglong China-Australia Solar Development Co., Ltd. in Ningjin County, Hebei Province.

NOW, THEREFORE, after friendly consultation, the Parties agree as follows:

1.	Parties agree that Party B may contribute its know-how “Proprietary Technology on Silicon Solar Cell Production” to the registered capital of Ningjin Jinglong China-Australia Solar Development Co., Ltd.

2.	Parties agree that the above know-how shall be evaluated to be Renminbi 9,000,000 yuan.

PARTY A:

HEBEI JINGLONG INDUSTRY AND COMMERCE GROUP CO., LTD. (SEAL)

By:	/s/ Jin Baofang
Jin Bao Fang

English translation for reference purpose only

PARTY B:

AUSTRALIA PV SCIENCE & ENGINEERING CO.

By:	/s/ Dai Ximing Dai Ximing

PARTY C:

AUSTRALIA SOLAR ENERGY DEVELOPMENT PTY LTD.

By:	/s/ Yang Huaijin Yang Huaijin

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